Exhibit 10.15(a)

SECOND MODIFICATION AGREEMENT

This Second Modification Agreement (this “Amendment”) is executed as of August 29, 2005, by and among CLARK CONSULTING, INC., a Delaware corporation (“Borrower”), JP Morgan Chase Bank, NA, a national banking association (successor-in-interest by merger to Bank One, NA) (“Agent”), as administrative agent for itself and such other entities from time to time designated as “Lenders” under the Loan Agreement (herein defined) (the “Lenders”) and such Lenders .

W I T N E S S E T H:

WHEREAS, Borrower, Agent and Lenders entered into that certain Second Amended and Restated Credit Agreement, dated as of November 26, 2003, pursuant to which Lenders agreed to make available to Borrower a credit facility (as heretofore or hereafter amended, the “Loan Agreement”) (each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Loan Agreement); and

WHEREAS, Borrower, Agent and Lenders entered into that certain First Modification Agreement, dated as of November 12, 2004, pursuant to which the parties amended certain provisions contained in the Loan Agreement; and

WHEREAS, Borrower, Agent and Lenders desire to increase the credit facility evidenced by the Loan Agreement by the addition of Charter One Bank, N.A. as a Lender (the “New Lender”) and amend the Loan Agreement as more particularly set forth herein; and

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Agent and the Lenders hereby covenant and agree as follows:

ARTICLE I - FACILITY INCREASE

Section 1.1. New Lender. By its execution of this Agreement, New Lender is hereby added to the Loan Agreement as a Lender, and (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of any financial statements requested by New Lender and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Agreement by New Lender is duly authorized, (v) assumes all obligations of a Lender under the Loan Agreement and the other Loan Documents and agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) confirms that its payment instructions and notice instructions are as set forth in the attached Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, and (viii) if applicable, agrees to provide the forms prescribed by the Internal Revenue Service of the United States certifying that New Lender is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

Section 1.2. Commitments; Notes. As of the date of this Amendment, the Commitments of the Lenders are as set forth on the amended Commitment Schedule attached hereto and Borrower shall execute promissory notes, in the forms attached as Exhibit E-2 to the Loan Agreement, in favor of the Lenders in the respective amounts set forth on the Commitment Schedule. New Lender shall fund its Pro Rata Share of the outstanding amount of the Loans to Agent, who shall distribute such funds to the other Lenders to reflect the new Commitments as evidenced hereby.

Section 1.3. Representations and Warranties. Borrower hereby represents and warrants to Agent and to Lenders that (i) all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (ii) Borrower is not in default of any covenant or agreement contained in the Loan Agreement.

Section 1.4. Facility Fee. In consideration of the commitment of the New Lender, Borrower agrees to pay to New Lender a facility commitment fee in the amount of $10,000, which amendment fee is intended as reasonable compensation for the commitment of the New Lender hereunder, and for no other purpose.

ARTICLE II - MISCELLANEOUS

Section 2.1. Conditions Precedent. As conditions precedent to closing this Amendment (i) Borrower, Agent, each Lender and Guarantor, shall have executed and delivered to Agent this Agreement, (ii) Borrower shall have paid to New Lender the facility commitment fee provided for in Section 1.4 above.

Section 2.2. Continuing Effect. Except as modified and amended hereby, the Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

Section 2.3. Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties’ respective representatives, successors and assigns.

Section 2.4. Nonwaiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Agent or any Lender of any of Borrower’s obligations under the Loan Documents, or (c) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

Section 2.5. No Defenses. Borrower, by its execution of this Amendment, hereby declares that to its knowledge, it has no set-offs, counterclaims, defenses or other causes of action against Agent or any Lender arising out of the Loan Documents, any documents mentioned herein or otherwise.

Section 2.6. Payment of Expenses. Borrower agrees to pay to Agent the reasonable attorneys’ fees and expenses of Agent’s counsel and other expenses incurred by Agent in connection with this Amendment.

Section 2.7. Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

Section 2.8. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF ILLINOIS.

Section 2.9. Entire Agreement. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

BORROWER:

CLARK CONSULTING, INC., a Delaware corporation

By:  /s/ Thomas M. Pyra

                        Print Name:  Thomas M. Pyra

                        Title:  President

102 S. Wynstone Park Drive, Suite 200
N. Barrington, Illinois 60010
Attention: W. T. Wamberg, Tom Pyra
and Jeff Lemajeur
Telephone: (847) 304-5800
FAX: (847) 304-5878

AGENT:

JP Morgan Chase Bank, NA, a national banking association, as Agent

                        By:  /s/ J. Patrick Brockette

Print Name:  J. Patrick Brockette
Title:   Senior Vice President

1717 Main Street; Third Floor
Dallas, Texas 75201
Attention: Pat Brockette
Telephone: (214) 290-2453
FAX: (214) 290-2305

LENDERS:

                        JPMorgan Chase Bank, NA, a national banking association

                        By:  /s/ J. Patrick Brockette

                        Print Name: J. Patrick Brockette
                        Title:  Senior Vice President

1717 Main Street; Third Floor
Dallas, Texas 75201
Attention: Pat Brockette
Telephone: (214) 290-2453
FAX: (214) 290-2305

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association (f/k/a LaSalle National Bank)

By:  /s/ Brandon S. Allison
Print Name:  Brandon S. Allison
Title:  Assistant Vice President

135 South LaSalle Street, Suite 209
Chicago, Illinois 60603
Attention: Brandon S. Allison
Telephone: (312) 904-6324
FAX: (312) 904-6189

THE FROST NATIONAL BANK, a national banking association

By:  /s/ Stephanie Stove
Print Name:  Stephanie Stove
Title:  Vice President

2727 N. Harwood, 10th Floor
Dallas, Texas 75201
Attn: Chris Holder
Telephone: (214) 515-4960
FAX: (214) 515-4955

MB FINANCIAL BANK, N.A., a national banking association

By:  /s/ Maureen Janes
Print Name:  Maureen Janes
Title:  First Vice President

6111 N. River Rd.
Rosemont, IL 60018
Attn: Maureen Janes
Telephone: (847) 653-1952
FAX: (847) 653-0083

FIFTH THIRD BANK-CHICAGO

By:  /s/ Robert D. Curtis
Print Name:  Robert D. Curtis
Title:  Vice President

Fifth Third Bank-Chicago
1701 Golf Road
Tower 1 MD GRLM9G
Rolling Meadows, IL 60008
Attn: Bob Curtis, Vice President
Telephone: 847 354-7356
FAX: 847 354-7310

CHARTER ONE BANK, N.A.

By:  /s/ Bernardo Lacayo
Print Name:  Bernardo Lacayo
Title:  Senior Vice President

Charter One Bank, N.a.
71 South Wacker Drive
Suite 2900
Chicago, IL 60603
Attn: Bernie Lacayo
Telephone: (312) 777-3484
FAX: (312) 777-3481

CONSENT OF GUARANTOR

The undersigned Guarantor hereby (a) acknowledges its consent to the changes effected by this Agreement, (b)  ratifies and confirms all terms and provisions of the Unlimited Guaranty dated January 15, 1999, (c) agrees that such Unlimited Guaranty is and shall remain in full force and effect with respect to the Loans, as increased and amended hereby, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by such Unlimited Guaranty, and (e) reaffirms all agreements and obligations under such Unlimited Guaranty with respect to the Loan Agreement, the Notes, the Loans and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified and increased by this Agreement.

EXECUTED as of this 4th day of August, 2005.

GUARANTOR:

CLARK, INC., a Delaware corporation

By:  /s/ Thomas M. Pyra
Print Name:  Thomas M. Pyra
Title:  President

102 S. Wynstone Park Drive, Suite 200
N. Barrington, Illinois 60010
Attention: W. T. Wamberg, Tom Pyra
and Jeff Lemajeur
Telephone: (847) 304-5800
FAX: (847) 304-5878

Commitment Schedule

Lender	Revolving Commitment	Commitment Percentage
JP Morgan Chase Bank, N.A.	$26,401,650	29.663%
LaSalle Bank, National Association	16,001,000	17.978%
Fifth Third Bank - Chicago	15,000,000	16.853%
Frost National Bank	12,000,750	13.483%
Charter One Bank	10,000,000	11.235%
MB Financial Bank, N.A.	9,600,600	10.787%
Total:	$89,004,000	100.000%

Schedule 1

Information Regarding Charter One Bank, N.A.

Credit Contact:

Name:  Bernie Lacayo_______                Telephone No.: (312) 777-3484
Fax No.: (312) 777-3481_                    Telex No.: _______________
Answerback email:  blacayo@charteronebank.com

Key Operations Contacts:

Primary                                               Secondary
Booking Installation:        Booking Installation:
Name:   _Curtis Jones        Name:   Kim Bowers
Telephone No.:  412.867.3832      Telephone No.:  412.867.4046
Fax No.:  412.867.2619                    Fax No.:  412.867.2619
Telex No.: _______________    Telex No.:  ___________________
Answerback email: curtis.jones@citizensbank.com  Answerback email:  kim.bowers@citizensbank.com

Payment Information:

(Payment) Wire Funds to:
Citizens Bank
ABA# 036-076-150
Beneficiary: COB Parti Purchased
ACCT# 4500000134
Ref: Clark Consulting, INC.

Commitment fees:

Charter One Bank, N.A.
ABA 241070417
BENEFICIARY: Commercial Loan Operations
BENEFICIARY NUMBER: 45-00000096
SPECIAL INSTRUCTIONS: Credit GL #369520 RC# 8007600

Other Instructions:  Reference:  Clark Consulting, Inc.
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